SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2004
                                                           -------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                          1-31566                      42-1547151
--------------------             ------------------           ----------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
  of incorporation)                                         Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                      07306-4599
------------------------------------------                   ---------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events and Required FD Disclosure

     On June 23, 2004, Provident Financial Services, Inc. and First Sentinel Bancorp, Inc. issued a joint press release announcing annual meeting results, stockholder approval of the merger and receipt of final regulatory approval of the merger. A copy of the joint press release, dated as of June 23, 2004, is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

                   Exhibit No.                  Description

                     99.1               Joint press release dated June 23, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PROVIDENT FINANCIAL SERVICES, INC.



DATE:  June 24, 2004                        By /s/Paul M. Pantozzi
                                               --------------------
                                               Paul M. Pantozzi
                                               Chairman, Chief Executive Officer
                                                 and President

                                                   EXHIBIT INDEX


Exhibit           Description

99.1            Joint press release dated June 23, 2004.

                                                                   EXHIBIT 99.1
                                  NEWS RELEASE
                 Provident Financial Services, Inc. (NYSE: PFS)
                   First Sentinel Bancorp, Inc (Nasdaq: FSLA)

Contacts:

Kenneth J. Wagner                           Ann C. Clancy, Esq.
Senior Vice President                       Executive Vice President
Investor Relations                          Investor Relations
Provident Financial Services, Inc.          First Sentinel Bancorp, Inc.
830 Bergen Avenue                           1000 Woodbridge Center Drive
Jersey City, NJ  07306                      Woodbridge, NJ  07095
201-915-5344                                732-726-9700  x5514



                      FOR IMMEDIATE RELEASE: June 23, 2004

       PROVIDENT FINANCIAL SERVICES, INC. AND FIRST SENTINEL BANCORP, INC.
        ANNOUNCE ANNUAL MEETING RESULTS, STOCKHOLDER APPROVAL OF MERGER
                          AND FINAL REGULATORY APPROVAL


JERSEY CITY, N.J. & WOODBRIDGE, N.J.-- Provident Financial Services, Inc. (NYSE:
PFS) ("Provident") and First Sentinel Bancorp, Inc. (NASDAQ: FSLA) ("First Sentinel") have announced that at the annual meeting of stockholders of each company held on June 23, 2004, stockholders of both companies approved the Agreement and Plan of Merger dated December 19, 2003 by and between Provident and First Sentinel and the transactions contemplated by the merger agreement. The merger is expected to be consummated in mid-July, 2004.

Provident and First Sentinel also announced that the Federal Reserve Bank of New York has issued its non-objection to the merger and that all regulatory approvals for the merger have now been obtained.

First Sentinel  stockholders have the option to elect to receive $22.25 in cash,
1.092 shares of Provident common stock or a combination thereof for each of their shares of First Sentinel common stock, subject to the allocation and proration requirements of the merger agreement. Election materials have been mailed to First Sentinel stockholders. First Sentinel stockholders will have until 5:00 p.m. on June 30, 2004 to submit completed election form(s) and related materials indicating their preference. This deadline may be extended by Provident and First Sentinel. Questions regarding the election procedures should be directed to First Sentinel's information agent, Georgeson Shareholder Communications, Inc., at 1-800-368-9818.

At Provident's annual meeting of stockholders, John G. Collins, Frank L. Fekete, David Leff and Paul M. Pantozzi were elected to the Board of Directors of Provident, each for a three-year term. Provident's stockholders also ratified the appointment of KPMG LLP as Provident's independent auditor for year ending December 31, 2004.

At the First Sentinel annual meeting, stockholders elected George T. Hornyak, Jr., John P. Mulkerin and Jeffries Shein to serve until consummation of the merger, or if the merger is not consummated, for three-year terms. First
Sentinel stockholders also ratified the appointment of KPMG LLP as First Sentinel's independent auditors for the year ending December 31, 2004.

Provident and its wholly owned subsidiary, The Provident Bank, reported assets of $4.26 billion and deposits of $2.69 billion as of March 31, 2004. The Provident Bank is a full-service, community-oriented bank that provides financial services to individuals, families and businesses through 54 full-service banking offices in northern and central New Jersey. First Sentinel and its wholly owned subsidiary, First Savings Bank, reported assets of $2.18 billion and deposits of $1.35 billion as of March 31, 2004. First Savings Bank is a full-service, community-oriented bank that provides financial services to individuals, families and businesses through 22 full-service banking offices in central New Jersey.

This release is neither an offer to sell nor a solicitation of an offer to buy common stock. The offer is made only by the prospectus. The shares of common stock are not savings accounts, may lose value and are not insured by the Federal Deposit Insurance Corporation or any government agency.

This news release contains certain forward-looking statements about the proposed merger of Provident Financial Services, Inc. and First Sentinel Bancorp, Inc. These statements include statements regarding the anticipated closing date of the transaction. Forward-looking statements can be identified by the fact that they include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Certain factors that could cause actual results to differ materially from expected results include delays in completing the merger, legislative and regulatory changes and other factors disclosed by Provident Financial Services, Inc. and First Sentinel Bancorp, Inc. in their periodic filings with the SEC. Provident Financial Services, Inc. and First Sentinel Bancorp, Inc. do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.